united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

ANNUAL REPORT

June 30, 2020

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.portstrat.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present the annual report for the two Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended June 30, 2020.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we manage two different PSI Funds which attempt to achieve that goal: PSI Strategic Growth Fund and PSI Tactical Growth Fund.

Here is a brief overview of each Fund:

Strategic Growth Fund: FXSAX
Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

While 2019 was a great year for the Strategic Growth Fund in terms of raw returns, we still fell short of our goal—which is to capture 80% of the market upside, while avoiding at least 50% of its downside. If this can be achieved, then you’ll be 35% ahead of the market. We aim to do this through technical analysis, which helps us identify patterns in the market through combining trading systems, or combos, to create a signal. These signals typically generate short-term trades (usually under 10 days), designed to (hopefully) capture rallies. If you can win more trades than you lose, overtime, your short-term gains should compound into superior long-term results.

We’ve identified two general reasons for this year’s underperformance. First, active funds like Strategic Growth seek to win by not losing. During exceptionally strong bull markets, like 2019 turned out to be, there’s often little upside to being out of the market when it’s going straight up. Still, with the Fund invested 85% of the year, it’s clear that our trading combos/signals were able to recognize the incredible environment we were in. The issue in 2019 had more to do about when we exited the market than when we entered, which leads us to our second reason for underperformance. Having longer trade durations than the average combo, many of the Fund’s buy signals that kept us in the market this year were a combination of long- and intermediate-term trading systems. Because of the greater risk associated with longer signals that lock us in the market, we often have internal stops on these signals, ranging from 1.5% to 3%. Given the extreme volatility around China trade news, this, while an appropriate stop historically, proved less beneficial in this bull market.

The Strategic Growth Fund returned 3.69% for the six month period ending December 31, 2019. The six month return for the BarclayHedge Equity Long/Short Index (the benchmark used for the Strategic Growth Fund) was 2.43%.

As we reflect on the beginning of 2020 and what’s to come in the market, we, like most people, have the news playing in the background. With the U.S. death rate increasing, we want to remember the real human cost of the virus. Our hearts are with all of the medical professionals who are on the front lines, and all of the people who have fallen ill and their families. Our minds, though, remain focused on the market.

We have real-time data and charts that help us make sense of intraday market movements. Our team is in constant communication, and probably most importantly, we are doing a lot of listening. We are constantly checking ourselves for confirmation biases—a tendency to only see evidence that reinforces our current beliefs. While the catalyst for this bear market is entirely

7106-NLD-8/14/2020

unique—the Coronavirus has created a forced recession, rather than something that emerges organically from financial conditions—at the heart of technical analysis is human behavior. And human behavior is generally predictable, especially when motivated by fear. Thanks to having a plan and process in place, we were able to dodge about 75% of March’s drawdown, allowing our year-to-date returns to come out slightly ahead of the market (as determined by the S&P 500) as of the first quarter’s end. While there are signs of hope, we think there’s enough risk to proceed with extreme caution.

Strategic Growth re-entered the market in mid-April on a signal that historically lasts for several weeks to over a month. At the time—we were wringing our hands. The market was showing signs of being overbought after the historic rally from the March lows. The volatility index, VIX, was still at levels where moves of 2% to 4% a day in the S&P 500 were the norm, and much was still uncertain about the pandemic. It didn’t seem like the best time to get a signal that usually occurs at a major bottom and holds us in much longer than our median 10-day trade duration. However, as it turned out, the mechanical system was onto something and was able to effectively catch up with the market, despite missing the early days of the rally.

Although economic data has mostly surprised us on the upside, the continued impact of the Coronavirus on the economy is still shrouded in uncertainty. Will there be a second wave in the fall, and if so, how bad will it be? Will contraction of the virus lead to immunity (studies show it may not for very long)? When will there be a vaccine? How effective will a vaccine be (most are not nearly 100% effective)? Will schools open come fall? Will Congress extend the enhanced unemployment benefits to help bolster household spending? Will states receive aid to overcome budgetary gaps from loss of tax revenue? With so much up in the air, no one would be shocked if economic activity for the rest of the year was constrained.

However, on the positive side, we have the Fed, who has made it clear that they will do everything and anything to prop up the economy. With trillions of dollars of liquidity pumped into the market, money is always going to go where it’s treated best. With interest rates so low, it’s only natural that money will flow into U.S. equities, rather than bonds. Economic data has also been better than expected, with June’s payroll report as the most recent example—adding 4.8 million jobs. Also, reports on progress on a Coronavirus vaccine continue to be promising.

Strategic Growth returned -4.05% for the 1-year period ended June 30, 2020, and -7.47% for the six months ended June 30, 2020. (The BarclayHedge Equity Long/Short Index returned 0.38% for the 1-year period ended June 30, 2020, and returned -2.01% over the six months ended June 30, 2020.)

Tactical Growth Fund: FXTAX

Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The Fund primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing clients the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

7106-NLD-8/14/2020

The year 2019 may have marked a turning point in the market. Not necessary just from a bull/bear point of view, but rather from the Federal Reserve’s impact on the market. If you look at the S&P 500, and overlay the actions of the Federal Reserve on top of it (either easing or tightening), you can draw out the turning points in the market quite accurately. We have talked in the past about the power of the Federal Reserve to move the market; this past year proved to be an excellent example. Of course, hindsight is 20/20 and given our ever increasing budget deficit, national debt, record long economic expansion, and record low interest rates, it remains to be seen if they can avert the next recession as easily as they goosed the markets in 2019.

When you get a bull year as 2019 turned out to be (up 30%), any time out of the market, or diversified into less risky assets simply act as a drag on performance. Sometimes buy-and-hold is the best strategy—if you ignore risk. And therein lies the caveat. Being mindful of the exit sometimes means that we miss out on some of the gains. As market logic tends to go, the times you feel most tempted to give in to buy-and-hold are the most risky times in the market.

The Tactical Growth Fund returned -0.71% for the six month period ending December 31, 2019. The BarclayHedge Global Macro Index (the benchmark used for the Tactical Growth Fund) returned 0.95% for the same period.

In the past we have written about black swan events and how those unforeseen circumstances warrant having a defensive side to investing. Unfortunately, in the first quarter of 2020, one of those events came to pass. But fortunately, we were able to mitigate most of the damage by having the Fund defensively positioned. While the S&P 500 was down more than 19% for the quarter, the Tactical Growth Fund was down only 7%.

Volatility seemed to rule the day, as daily swings in the stock market approached 5% with some normalcy. While it may have been tempting to rush back in at the first positive sign, it was still far too dangerous to come out of money market. You could wake up one morning and be down 5% before you know it—that is not risk management in our book.

The S&P 500, which has declined by 3.08% since the beginning of 2020, does not reflect the true state of the stock market. For the year through July 5, 2020, only four of the S&P 500’s eleven sectors were up. (See accompanying table.) The technology sector (which comprises 25% of the S&P 500), was the only remaining sector showing strength. Within that sector, the gains were mainly in the usual names: Amazon, Microsoft, Apple, and Google. Without these four companies, and the technology sector in general, the overall market would have been a lot lower.

% Changes for S&P 500 Sectors 12/31/2019–7/2/2020
Energy	-35.60%
Financials	-24.26%
Industrials	-14.29%
Utilities	-11.32%
Real Estate	-6.43%
Materials	-5.19%
Consumer Staples	-5.06%
Health Care	0.65%
Communications	3.43%
Consumer Discretionary	4.00%
Technology	15.75%
Source: Emanuel Schroeter using data supplied by Yahoo! Finance.

7106-NLD-8/14/2020

In each bull market top, there is also the darling stock—the one everyone is talking about and no one believes can be this high, yet here we are. This time around, that stock was Tesla. Without commenting on the long-term viability of electric vehicles, we’ll leave you with this nugget: Tesla has the combined market cap of GM, Fiat/Chrysler, Honda, BMW, Nissan, Hyundai, Mercedes, and Ford, yet they make only 2% of the cars as those other manufacturers.

The market is looking for a light at the end of the tunnel, and hopes to find one when the number of cases and deaths from the Coronavirus starts to ebb. Unfortunately, the next unknown will be just how quickly and to what extent the world economy will come back. We have a hard time believing that it will be a V-shaped recovery. We feel that there could be a ramping up over time, but we’re afraid many companies won’t see the need to hire all their employees back right away.

While Tactical Growth missed most of the downturn the first half of 2020, it also missed most of the upturn. The reason is singular: when volatility is extreme, and you can wake up to a market that could be up 700 points or down 1,000 points, it is best to stay out until the situation resolves itself. When volatility subsides, we will return to our normal allocations.

Tactical Growth returned -7.14% for the 1-year period ended June 30, 2020, and -6.48% for the six months ended June 30, 2020. (The BarclayHedge Global Macro Index returned 2.01% for the 1-year period ended June 30, 2020, and 1.04% for the six months ended June 30, 2020.)

We continue to have confidence that over-exposure to mutual funds such as ours may help to preserve capital during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Disclaimer and Definitions:

Economic conditions remain highly uncertain and there is no guarantee that the Funds will achieve their investment objectives or avoid losses.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

7106-NLD-8/14/2020

BarclayHedge Equity Long/Short Index: The BarclayHedge Equity Long/Short Index represents funds involving equity-oriented strategies that invest in both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

BarclayHedge Global Macro Index: The BarclayHedge Global Macro Index represents a measure of the average return of the macro geared/strategized hedge funds within the Barclay database whose positions reflect the direction of the overall market as attributed to major economic trends and/or events. The portfolios of these funds comprise an offering of stocks, bonds, currencies, and commodities in the form of cash or derivative instruments. A majority of these funds invest globally in both developed and emerging markets.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results.

7106-NLD-8/14/2020

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmarks:

			Inception** -
	One Year	Five Year	June 30, 2020
PSI Strategic Growth Fund - Class A	(4.05)%	0.13%	1.67%
PSI Strategic Growth Fund - Class A with load	(9.53)%	(1.04)%	1.06%
S&P 500 Total Return Index ***	7.51%	10.73%	13.77%
BarclayHedge Equity Long/Short Index ****	0.38%	2.07%	4.03%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2019 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.75%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2020

Portfolio Composition as of June 30, 2020:

% of Net Assets
Exchange Traded Funds	92.2%
Other Assets Less Liabilities, Net	7.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmarks:

			Inception** -
	One Year	Five Year	June 30, 2020
PSI Tactical Growth Fund - Class A	(7.14)%	(1.22)%	1.23%
PSI Tactical Growth Fund - Class A with load	(12.51)%	(2.38)%	0.62%
S&P 500 Total Return Index ***	7.51%	10.73%	13.77%
BarclayHedge Global Macro Index ****	2.01%	1.96%	2.46%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2019 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 3.13%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2020

Portfolio Composition as of June 30, 2020:

% of Net Assets
Exchange Traded Funds	55.4%
Common Stock	21.1%
Mutual Funds	4.5%
Other Assets Less Liabilities, Net	19.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 92.2%
	LARGE CAP GROWTH FUNDS - 92.2%
90,282	Direxion Daily S&P 500 Bull 3X Shares	$3,774,690
19,523	iShares Core S&P 500 ETF	6,046,078
42,663	ProShares UltraPro S&P 500	1,892,531
21,357	Vanguard S&P 500 ETF	6,053,215
	TOTAL EXCHANGE TRADED FUNDS (Cost - $16,365,335)	17,766,514

	TOTAL INVESTMENTS - 92.2% (Cost - $16,365,335)	$17,766,514
	OTHER ASSETS LESS LIABILITIES - NET - 7.8%	1,494,275
	NET ASSETS - 100.0%	$19,260,789

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Fair Value
	COMMON STOCK - 21.1%
	BEVERAGES- 2.4%
2,002	Coca-Cola Co.	$89,449
3,286	Keurig Dr Pepper, Inc.	93,322
710	PepsiCo., Inc.	93,905
		276,676
	COSMETICS - 0.8%
788	Procter & Gamble Co.	94,221

	ELECTRIC - 3.2%
1,962	Alliant Energy Corp.	93,862
1,159	Duke Energy Corp.	92,593
1,719	NorthWestern Corp.	93,720
1,804	Southern Co.	93,537
		373,712
	ENVIRONMENTAL CONTROL - 1.7%
1,171	Republic Services, Inc.	96,081
895	Waste Management, Inc.	94,789
		190,870
	FOOD - 4.1%
1,925	Hormel Foods Corp.	92,920
1,430	Kellogg Co.	94,466
519	McCormick & Co., Inc.	93,114
1,839	Mondelez International, Inc.	94,028
1,703	Sysco Corp.	93,086
		467,614
	HOUSEHOLD PRODUCT/WARES - 1.7%
449	Clorox Co.	98,497
679	Kimberly-Clark Corp.	95,977
		194,474
	MISCELLANEOUS - 0.8%
598	3M Co.	93,282

	PHARMACEUTICALS - 3.2%
1,807	Cardinal Health, Inc.	94,307
565	Eli Lilly & Co.	92,762
669	Johnson & Johnson	94,081
2,849	Pfizer, Inc.	93,162
		374,312
	RETAIL - 1.6%
509	McDonald’s Corp.	93,896
1,266	Starbucks Corp.	93,165
		187,061
	TELECOMMUNICATIONS - 1.6%
3,110	AT&T, Inc.	94,015
1,701	Verizon Communications, Inc.	93,777
		187,792

	TOTAL COMMON STOCK (Cost - $2,517,947)	2,440,014

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 55.4%
	BOND FUNDS - 22.3%
11,954	Invesco Ultra Short Duration ETF	$602,960
7,098	iShares 20+ Year Treasury Bond ETF	1,163,575
10,185	ProShares Short High Yield	212,968
6,588	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	603,000
		2,582,503
	LARGE CAP GROWTH FUNDS - 33.1%
3,754	iShares Core S&P 500 ETF	1,162,576
118,847	ProShares Short S&P 500	2,657,419
		3,819,995

	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,444,406)	6,402,498

	MUTUAL FUNDS - 4.5%
32,014	Eaton Vance Floating-Rate Fund - Institutional Class	265,073
39,525	Ivy High Income Fund - Class I	249,008
	TOTAL MUTUAL FUNDS (Cost - $566,000)	514,081

	TOTAL INVESTMENTS - 81.0% (Cost - $9,528,353)	$9,356,593
	OTHER ASSETS LESS LIABILITIES - NET - 19.0%	2,195,215
	NET ASSETS - 100.0%	$11,551,808

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2020

	PSI	PSI
	Strategic Growth	Tactical Growth
	Fund	Fund
ASSETS
Investment securities:
At cost	$16,365,335	$9,528,353
At value	$17,766,514	$9,356,593
Cash and Cash Equivalents	1,422,652	3,935,997
Receivable for securities sold	1,897,102	1,531,435
Receivable for Fund shares sold	71,510	19
Dividends and interest receivable	30,728	4,065
Due from advisor	—	2,628
Prepaid expenses and other assets	16,329	18,038
TOTAL ASSETS	21,204,835	14,848,775

LIABILITIES
Payable for securities purchased	1,904,327	3,248,266
Payable for Fund shares redeemed	384	19,851
Investment advisory fees payable	7,724	—
Payable to related parties	10,762	6,618
Distribution (12b-1) fees payable	4,018	2,232
Accrued expenses and other liabilities	16,831	20,000
TOTAL LIABILITIES	1,944,046	3,296,967
NET ASSETS	$19,260,789	$11,551,808

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$22,568,646	$13,726,830
Accumulated losses	(3,307,857)	(2,175,022)
NET ASSETS	$19,260,789	$11,551,808

Net Asset Value Per Share:
Class A Shares:
Net Assets	$19,260,789	$11,551,808
Shares of beneficial interest outstanding	2,044,381	1,403,715
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share	$9.42	$8.23
Maximum offering price per share (maximum sales charges of 5.75%)	$9.99	$8.73

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2020

	PSI	PSI
	Strategic Growth	Tactical Growth
	Fund	Fund
INVESTMENT INCOME
Dividends	$260,801	$185,755
Interest	8,132	4,025
TOTAL INVESTMENT INCOME	268,933	189,780

EXPENSES
Investment advisory fees	205,045	121,929
Distribution (12b-1) fees	51,261	30,482
Administrative services fees	45,402	45,157
Registration fees	31,779	25,529
Shareholder service fees	31,123	18,655
Accounting services fees	25,332	24,763
Transfer agent fees	22,286	20,670
Trustees’ fees	15,722	12,531
Compliance officer fees	12,723	10,826
Audit fees	10,778	19,374
Legal fees	12,130	12,977
Printing expenses	6,325	4,093
Custodian fees	5,180	5,124
Other expenses	848	994
TOTAL EXPENSES	475,934	353,104
Less: Fees waived by Advisor	(86,478)	(121,563)
NET EXPENSES	389,456	231,541

NET INVESTMENT LOSS	(120,523)	(41,761)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(2,307,071)	(661,804)
Distributions of realized gains by underlying investment companies	—	11,021
Net change in unrealized appreciation (depreciation) on investments	756,531	(244,801)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,550,540)	(895,584)

NET DECREASE IN NET ASSETS	$(1,671,063)	$(937,345)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
FROM OPERATIONS
Net investment income (loss)	$(120,523)	$(73,535)	$(41,761)	$431,655
Net realized gain (loss) from security transactions	(2,307,071)	1,769,357	(661,804)	(118,888)
Distributions of realized gains by underlying investment companies	—	—	11,021	85,103
Net change in unrealized appreciation (depreciation) on investments	756,531	702,959	(244,801)	(336,280)
Net increase (decrease) in net operations	(1,671,063)	2,398,781	(937,345)	61,590

DISTRIBUTIONS TO SHAREHOLDERS
Return of Capital	(7,681)	—	(52,072)	—
Total distributions paid	(1,481,210)	—	(553,950)	(1,096,296)
Net decrease in net assets from distributions to shareholders	(1,488,891)	—	(606,022)	(1,096,296)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	11,970,378	20,937,833	1,952,133	1,596,953
Net asset value of shares issued in reinvestment of distributions	1,484,024	—	605,540	1,095,556
Payments for shares redeemed	(12,322,793)	(21,211,275)	(3,091,570)	(4,813,345)
Net increase (decrease) in net assets from shares of beneficial interest	1,131,609	(273,442)	(533,897)	(2,120,836)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,028,345)	2,125,339	(2,077,264)	(3,155,542)

NET ASSETS
Beginning of Year	21,289,134	19,163,795	13,629,072	16,784,614
End of Year	$19,260,789	$21,289,134	$11,551,808	$13,629,072

SHARE ACTIVITY
Class A:
Shares Sold	1,156,920	2,252,800	226,538	168,394
Shares Reinvested	144,360	—	68,500	127,836
Shares Redeemed	(1,303,367)	(2,239,777)	(357,520)	(510,428)
Net increase (decrease) in shares of beneficial interest outstanding	(2,087)	13,023	(62,482)	(214,198)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Strategic Growth Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
Net asset value, beginning of year	$10.40	$9.42	$10.49	$9.43	$10.19
Activity from investment operations:
Net investment loss (1)	(0.06)	(0.03)	(0.13)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.31)	1.01	(0.83)	1.25	(0.50)
Total from investment operations	(0.37)	0.98	(0.96)	1.13	(0.65)
Paid-in-Capital from redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—	—	0.00 (2)	—	—
Net realized gains	(0.61)	—	(0.11)	(0.07)	(0.11)
Return of capital	0.00 (2)	—	—	—	—
Total distributions	(0.61)	—	(0.11)	(0.07)	(0.11)
Net asset value, end of year	$9.42	$10.40	$9.42	$10.49	$9.43
Total return (3)	(4.05)%	10.40%	(9.33)%	12.03%	(6.45)%
Net assets, end of year (000’s)	$19,261	$21,289	$19,164	$20,983	$30,169
Ratio of gross expenses to average net assets (4)	2.32%	2.28%	2.20%	2.21%	1.98%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (4)	(0.59)%	(0.35)%	(1.12)%	(1.24)%	(1.49)%
Portfolio Turnover Rate	3662%	5155%	6067%	5910%	5232%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Tactical Growth Fund

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class A Shares	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017		June 30, 2016
Net asset value, beginning of year	$9.30	$9.99	$9.46	$9.19		$10.17
Activity from investment operations:
Net investment income (loss) (1)	(0.03)	0.27	0.18	(0.00	) (2)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.60)	(0.24)	0.52	0.27		(0.89)
Total from investment operations	(0.63)	0.03	0.70	0.27		(0.94)
Paid-in-Capital from redemption fees	—	—	—	0.00	(2)	0.00 (2)
Less distributions from:
Net investment income	(0.03)	(0.33)	(0.17)	—		(0.04)
Net realized gains	(0.37)	(0.39)	—	—		—
Return of capital	(0.04)	—	—	—		—
Total distributions	(0.44)	(0.72)	(0.17)	—		(0.04)
Net asset value, end of year	$8.23	$9.30	$9.99	$9.46		$9.19
Total return (3)	(7.14)%	0.88%	7.43%	2.94%		(9.20)%
Net assets, end of year (000’s)	$11,552	$13,629	$16,785	$18,493		$24,254
Ratio of gross expenses to average net assets (4)	2.90%	2.58%	2.43%	2.10%		2.48%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%		1.90%
Ratio of net investment income (loss) to average net assets (4)	(0.34)%	2.86%	1.79%	(0.05)%		(0.57)%
Portfolio Turnover Rate	6627%	6333%	5702%	5656%		5609%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2020

1.	ORGANIZATION

The PSI Strategic Growth Fund (“SGF”) and the PSI Tactical Growth Fund (“TGF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. SGF and TGF are diversified funds. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A shares are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase. Prior to June 5, 2018, the Funds were subject to a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“the Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value committee as described below and in accordance with the Trust’s fair value procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. The independent- pricing service does not distinguish between smaller-sized bond positions known as “oddlots” and larger institutional sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the applicable Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the applicable Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (“underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Funds’ investments measured at fair value:

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,766,514	$—	$—	$17,766,514
Total	$17,766,514	$—	$—	$17,766,514

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$2,440,014	$—	$—	2,440,014
Exchange Traded Funds	6,402,498	—	—	6,402,498
Mutual Funds	514,081	—	—	514,081
Total	$9,356,593	$—	$—	$9,356,593

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017 through 2019, or expected to be taken in the Funds’ June 30, 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Ohio, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended June 30, 2020, the Funds did not have any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of June 30, 2020, SGF and TGF held $1,422,652 and $3,935,997, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI Strategic Growth Fund	$708,395,797	$709,466,481
PSI Tactical Growth Fund	743,284,326	746,260,382

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of SGF and TGF.

During the year ended June 30, 2020, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI Strategic Growth Fund	$205,045
PSI Tactical Growth Fund	121,929

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Adviser has contractually agreed, at least until October 31, 2020 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the SGF and TGF.

During the year ended June 30, 2020, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI Strategic Growth Fund	$86,478
PSI Tactical Growth Fund	121,563

Any waiver or reimbursement by the Adviser is subject to repayment by a Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2020 will expire on June 30 of the following years:

Fund	June 30, 2021	June 30, 2022	June 30, 2023
PSI Strategic Growth Fund	$65,872	$79,077	$86,478
PSI Tactical Growth Fund	93,753	102,178	121,563

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provides that a monthly service fee is calculated by SGF and TGF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2020, SGF and TGF were charged $51,261 and $30,482, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2020, SGF and TGF did not incur any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

SGF currently seeks to achieve its investment objective by investing a portion of its assets in iShares Core S&P 500 ETF and Vanguard S&P 500 ETF. The ETFs are registered open-end investment companies incorporated in the USA. The Fund may redeem its investment from the ETFs at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the above listed open-end investment companies. The annual reports of the open-end investment companies, along with the report of the independent registered public accounting firm are included in the companies N-CSR available at “www.sec.gov” or on the websites “www.ishares.com” and “www.vanguard.com”. As of June 30, 2020, SGF invested approximately 31.4% of its assets in each of iShares Core S&P 500 ETF and Vangaurd S&P 500 ETF.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2020, National Financial Services LLC. held 30.73% of the voting securities of SGF and E*TRADE Savings Bank held 46.02% and 75.31% of the voting securities of SGF and TGF, respectively. The Trust has no knowledge as to whether all or any portion of shares owned of record by National Financial Services LLC and E*TRADE Savings Bank are also owned beneficially and, therefore, may be deemed to control the applicable Funds.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2020, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
PSI Strategic Growth Fund	$17,819,378	$1,412,975	$(1,465,839)	$(52,864)
PSI Tactical Growth Fund	9,943,749	66,821	(653,977)	(587,156)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2020 and June 30, 2019 was as follows:

	For the year ended June 30, 2020
	Ordinary	Long-Term	Return
	Income	Capital Gains	of Capital	Total
PSI Strategic Growth Fund	$1,488,523	—	$368	$1,488,891
PSI Tactical Growth Fund	525,810	39,350	40,862	606,022

	For the year ended June 30, 2019
	Ordinary	Long-Term	Return
	Income	Capital Gains	of Capital	Total
PSI Tactical Growth Fund	$1,092,011	$4,285	$—	$1,096,296

As of June 30, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Post October Loss	Capital Loss	Unrealized	Total
	and	Carry	Appreciation/	Accumulated
	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Strategic Growth Fund	$(2,003,121)	$(1,251,872)	$(52,864)	$(3,307,857)
PSI Tactical Growth Fund	(1,537,482)	(50,384)	(587,156)	(2,175,022)

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year Losses
PSI Strategic Growth Fund	$113,210
PSI Tactical Growth Fund	30,551

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October Losses
PSI Strategic Growth Fund	$1,889,911
PSI Tactical Growth Fund	1,506,931

At June 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
PSI Strategic Growth Fund	$1,251,872	$—	$1,251,872
PSI Tactical Growth Fund	—	50,384	50,384

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2020 as follows:

		Accumulated Earnings
	Paid in Capital	(Losses)
PSI Strategic Growth Fund	$(7,681)	$7,681
PSI Tactical Growth Fund	(52,072)	52,072

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI Strategic Growth Fund, and PSI Tactical Growth Fund, and
Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PSI Strategic Growth Fund and PSI Tactical Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 21, 2020

C O H E N  &  C O M P A N Y ,  L T D.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the PSI Strategic Growth Fund or the PSI Tactical Growth Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (loads) on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/20	6/30/20	1/1/20 – 6/30/20	1/1/20 – 6/30/20
PSI Strategic Growth Fund	$1,000.00	$925.30	$9.10	1.90%
PSI Tactical Growth Fund	$1,000.00	$935.20	$9.14	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/20	6/30/20	1/1/20 – 6/30/20	1/1/20 – 6/30/20
PSI Strategic Growth Fund	$1,000.00	$1,015.42	$9.52	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.42	$9.52	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

PSI Strategic Growth and PSI Tactical Growth (Adviser - Portfolio Strategies, Inc.)*

In connection with the regular meeting held on March 18-19, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. (“Adviser”) and the Trust, with respect to the PSI Strategic Growth Fund (“PSI Strategic”), the PSI Tactical Growth Fund (“PSI Tactical”) and (each a “PSI Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1982, had assets under management of approximately $124 million and offered an array of investment management services to individuals, corporations, non-profit institutions and endowments. They considered the backgrounds of the key investment personnel, noting their considerable financial industry experience. They considered the adviser’s investment process for each PSI Fund, noting that it used data analysis from several research firms to examine technical trends, momentum indicators and historical moving averages to determine appropriate investment style and positions for each PSI Fund. They also considered the adviser’s risk management process, noting that PSI utilized a highly active management style of tactical allocation and market exposure reduction. They noted the adviser monitored compliance with each PSI Fund’s investment limitations by reviewing internal position reports alongside administrator and custodian reports. They considered the adviser’s broker selection process, noting that the adviser maintained an approved broker list created through analysis of data including execution, commissions, research and broker service, and that the analysis was conducted by the adviser’s brokerage committee. The Trustees further noted that the adviser appeared to have remained consistent with its investment philosophy and was expected to continue providing a reasonable level of service to each PSI Fund.

Performance.

PSI Strategic. The Trustees evaluated the performance of PSI Strategic. They considered the Fund’s objective and strategy. They observed that the Fund underperformed its benchmark, peer group, and Morningstar category over the 3-year, 5-year, and since inception time periods. The Trustees considered the adviser’s contention that the underperformance was attributable to a previous signal provider utilized by the adviser for the Fund. The Trustees observed that the Fund outperformed all comparable metrics for the 1-year period. The Trustees concluded that the adviser’s performance was satisfactory.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical, noting its objective and strategy. They observed that the Fund underperformed its peer group and Morningstar category medians over the 1-year, 3-year, 5-year, and since inception time periods. Despite the underperformance, the Trustees acknowledged that the adviser had produced positive returns for shareholders for all reporting periods. The Trustees noted that the Fund had performed well since February, 2020 due to discipline and hedging. The Trustees concluded that the adviser was implementing the Fund’s strategy as mandated in its prospectus and that recent Fund performance was satisfactory.

Fees and Expenses.

PSI Strategic. The Trustees evaluated the Fund’s advisory fee, noting that the Fund’s advisory fee of 1.00% was equal to its peer group median, but slightly lower than its average, and lower than its Morningstar category average and median. They observed that the Fund’s net expense ratio of 1.90% was higher than the peer group median and average and category median and average, but well within the ranges of both comparison groups. They discussed

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

the tactical nature of the adviser’s discipline with respect to the Fund, which had the tendency to generate more trading expenses. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Trustees considered the Fund’s advisory fee of 1.00%. They observed that the fee was the equal to the peer group and Morningstar category medians, but slightly higher than its average of both comparable metrics. They observed that the Fund’s net expense ratio of 1.90% was higher than the peer group median and average and category median and average, but within the ranges of its peer group and category. They considered that the adviser employed a tactical discipline with respect to the Fund, which had the tendency to generate more trading expenses and that there was an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the advisory services provided to each PSI Fund. They noted that the adviser had indicated its willingness to discuss the matter of breakpoints with the Trustees as each Fund reached certain asset levels. The Trustees agreed that in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for each of the Funds. They noted that the adviser reported that it realized a loss with respect to PSI Tactical and a profit with respect to PSI Strategic. They also considered the soft dollar benefits that flowed to the adviser as a result of brokerage transactions. Based on the information presented, the Trustees concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that each Fund’s advisory fee was not unreasonable and that renewal of the advisory agreement was in the best interests of the shareholders of PSI Strategic and PSI Tactical.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/20 – NLFT_v1

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2020, the Trust was comprised of 70 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-BUYPSI.

6/30/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
621 Pacific Avenue, Suite 15
Tacoma, WA 98402

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark

H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $31,000

2019 - $39,000

2018 - $65,000

2017 - $62,500

2016 - $62,500

2015 - $60,000

2014 - $58,750

(b)	Audit-Related Fees

2020 - None

2019 - None

2018 - None

2017 – None

2016 – None

2015 - None

2014 - None

(c)	Tax Fees

2020 - $5,000

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020     2019    2018    2017    2016    2015    2014

Audit-Related Fees:        0.00%  0.00% 0.00%  0.00% 0.00% 0.00%  0.00%

Tax Fees:                       0.00%  0.00% 0.00%  0.00% 0.00% 0.00%  0.00%

All Other Fees:               0.00%  0.00% 0.00%  0.00% 0.00% 0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $5,000

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/2/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/2/20

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 9/2/20